Exhibit 31.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO RULES 13A-14 AND 15D-14
OF THE SECURITIES EXCHANGE ACT OF 1934

I, Robert E. Chamberlain, Jr., Chairman and Acting Chief Financial Officer of Deep Down, Inc., certify that:

(1)    I have reviewed this Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2007 (the “Report”);

(2)    Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report; and

(3)    Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the small business issuer as of, and for, the periods represented in this Report.

(4)    The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)    designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared;

(b)    evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

(c)    disclosed in this Report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

(5)    The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

(i)    all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(ii)   any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:       May 18, 2007

/s/ ROBERT E. CHAMBERLAIN, JR.
Robert E. Chamberlain, Jr.
Chairman and Acting Chief Financial Officer